                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1994 94-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           -----------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%, 7.95%,
                                     8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                           CUSIP#'S  393505-DD1, DE9, DF7, DG4, DH2
                           TRUST ACCOUNT #3332031-0
                           REMITTANCE DATE: 10/17/94

                                                     Total $         Per $1,000
                                                      Amount          Original
                                                    ----------       ----------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                $5,180,819.76

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                       588,128.19     5.34661991
          b. Class A-2 Interest                       334,583.33     6.08333327
          c. Class A-3 Interest                       285,000.00     6.33333333
          d. Class A-4 Interest                       410,750.00     6.62500000
          e. Class A-5 Remittance Rate
              (8.30%,unless Weighted Average
             Contract Rate is below 8.30%)                  8.30%
          f. Class A-5 Interest                       501,623.86     6.91666663

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                       .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                       .00            .00

B.  Principal
    (5)   Formula Principal Distribution
          Amount                                    1,753,847.86            N/A
          a. Scheduled Principal                      683,145.67            N/A
          b. Principal Prepayments                  1,070,702.19            N/A
          c. Liquidated Contracts                            .00            N/A
          d. Repurchases                                     .00            N/A

    (6)   Pool Scheduled Principal
            Balance                               380,121,490.40   987.47489797
   (6a)   Pool Factor                                  .98747490

    (7)   Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                               .00

    (8)   Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)                89.42%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%, 7.95%,
                                     8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                            CUSIP#'S  393505-DD1, DE9, DF6, DG4, DH2
                            TRUST ACCOUNT #3332031-0
                            REMITTANCE DATE: 10/17/94

                                                Total $      Per $1,000
                                                Amount        Original
                                             -------------   -----------
  (9)  Class A Percentage for the following
       Remittance Date                               89.37%

 (10)  Class A Principal Distribution:
       a. Class A-1                           1,753,847.86   15.94407145
       b. Class A-2                                    .00           .00
       c. Class A-3                                    .00           .00
       d. Class A-4                                    .00           .00
       e. Class A-5                                    .00           .00

 (11)  Class A-1 Principal Balance          105,178,550.40  956.16864000
(11a)  Class A-1 Pool Factor                     .95616864

 (12)  Class A-2 Principal Balance           55,000,000.00  1000.0000000
(12a)  Class A-2 Pool Factor                    1.00000000

 (13)  Class A-3 Principal Balance           45,000,000.00  1000.0000000
(13a)  Class A-3 Pool Factor                    1.00000000

 (14)  Class A-4 Principal Balance           62,000,000.00  1000.0000000
(14a)  Class A-4 Pool Factor                    1.00000000

 (15)  Class A-5 Principal Balance           72,523,932.00  1000.0000000
(15a)  Class A-5 Pool Factor                    1.00000000

 (16)  Unpaid Class A Principal Shortfall
       (if any)following current Remittance
       Date                                            .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

 (17)  31-59 days                               992,119.58            34

 (18)  60 days or more                          202,584.71             6

 (19)  Current Month Repossessions               23,718.73             1

 (20)  Repossession Inventory                    58,925.90             3

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                  7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                       CUSIP#'S  393505-DD1, DE9, DF6, DG4, DH2
                       TRUST ACCOUNT #3332031-0
                       REMITTANCE DATE: 10/17/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in September 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                           .05%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                .03%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                           .26%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                .18%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from September 1, 1999 to
         August 31, 2000, 9% from September 1, 2000 to
         August 31, 2001 and 10% thereafter)                         0

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                        0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                       0

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 21%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $7,698,859.00                                        10.58%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                September, 1994

                              CUSIP#'S  393505-DJ8, DK5
                              REMITTANCE DATE: 10/17/94

                                                 Total $     Per $1,000
                                                  Amount      Original
                                               ------------  ----------

CLASS B1 CERTIFICATES
- ---------------------

 (1)  Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                           1,036,886.51

 (2)  Class B-1 Remittance Rate (8.25% unless
      Weighted Average Contract Rate is
      below 8.25%)                                    8.25%

 (3)  Aggregate Class B1 Interest                105,859.31   6.87499992

 (4)  Amount applied to Unpaid Class
      B1 Interest Shortfall                             .00          .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                .00          .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date          .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)             .00

(7a)  Class B Percentage for the following
      Remittance Date                                   .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)            .00

(9a)  Class B1 Principal Shortfall                      .00

(9b)  Unpaid Class B1 Principal Shortfall               .00

(10)  Class B Principal Balance               40,419,008.00

(11)  Class B1 Principal Balance              15,397,718.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                September, 1994
                                    Page 2

                              CUSIP#'S  393505-DJ8, DK5
                              REMITTANCE DATE: 10/17/94


 Class B2 and C Certificates
 ---------------------------
(12)  Remaining Amount Available               1,201,027.20

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                         8.55%

(14)  Aggregate Class B2 Interest                178,276.69   7.12499995

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                             .00          .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                .00          .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date          .00

(18)  Class B2 Principal Liquidation Loss Amount        .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)         .00

(20)  Guarantee Payment                                 .00

(21)  Class B2 Principal Balance              25,021,290.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                           159,114.72

(23)  3% Guarantee Fee                           863,635.79

(24)  Class C Residual Payment                          .00

(25)  Repossessed Contracts                       23,718.73

(26)  Repossessed Contracts Remaining
      in Inventory                                58,925.90

(27)  Weighted Average Contract Rate               11.13916